Supplement to
Fidelity's Broadly Diversified International Equity Funds
December 30, 2006
Prospectus

The following information replaces the biographical information for Leon Tucker in the "Fund Management" section on page 19.

John Lo is co-manager of Global Balanced Fund, which he has managed since February 2007. Since joining Fidelity Investments in 1993, Mr. Lo has worked as both an investment analyst and as a portfolio manager. In conjunction with his portfolio management responsibilities, he is currently the country head of Equity Investments for Fidelity International Limited in Singapore.

The following information replaces the biographical information for Darren Maupin regarding Global Balanced Fund in the "Fund Management" section on page 19.

Melissa Reilly is vice president and co-manager of Global Balanced Fund, which she has managed since May 2007. She also manages other Fidelity funds. Prior to joining Fidelity Investments in 2004, Ms. Reilly worked for Putnam Investments as a research analyst, senior vice president and portfolio manager from 1999 until 2004.

The following information replaces the biographical information for Ronald Slattery in the "Fund Management" section on page 19.

Leon Tucker is vice president and co-manager of Global Balanced Fund, which he has managed since April 2007. Since joining Fidelity Investments in 1997, Mr. Tucker has worked as an analyst, director of research in Hong Kong and portfolio manager.

IBD-07-03 May 11, 2007
1.474896.128